
GRIL
The Muscle Maker, Inc. Family of Companies
High-Quality, Healthy Food for Consumers & Manufacturers
sadot
POKÉMOTO®
Hawaiian Poké
EST. 1995
MUSCLE MAKER GRILL®
"Great Food with Your Health in Mind"®
SUPERFIT FOODS
YOUR MEAL PREP COMPANY
NASDAQ: GRIL
Investor Presentation
February 2023

Forward Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals” and "proposes." Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in the Registration Statement on Form S-1 (file number 333-245047) initially filed by the Company with the U.S. Securities and Exchange Commission on August 12, 2020. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Muscle Maker, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer: Preliminary Unaudited Financials Statement

The preliminary, unaudited financial results included in this presentation are based on information available as of February 17, 2023, and management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

Corporate Overview

GRIL (Muscle Maker, Inc.) is a diversified, food-focused company delivering sustainable high-quality, healthy food to consumers through restaurant and Direct-to-Consumer operations, and to manufacturers via an international commodity shipping, sourcing and farming business.

"Healthier for You" **Pokemoto, Muscle Maker Grill and SuperFit Foods** brands for consumers

- Traditional fast casual restaurants company owned and franchise
- Non-traditional locations: military bases, universities, delivery and pickup
- DTC ready-made and meal prep options

Sadot is transforming GRIL into a global food and nutrition company encompassing sustainable farming, agricultural commodity shipping and trading, distribution, and production that will reach consumers through the consumer brands

- Crossed $200 million revenue milestone in first 90 days of operation

The preliminary, unaudited financial results included in this investor deck are based on information available as of February 17, 2023, and management's initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company's customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in the Company's annual and quarterly filings with the Securities and Exchange Commission. Further, the Company's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

NASDAQ

GRIL

Share Price[1]	$1.39
Market Cap[1]	$33.4M
9Mo 2022 Revenue[2]	$8.7M
Sadot Revenue First 90 Days[3]	$209.1M
Shares Outstanding	29.3M
Float	20.9M

1. As of February 17, 2023
2. At September 30, 2022
3. November 2022 – January 2023

Subsidiaries Overview

Sustainable Food Supply Chain Solutions

Sadot is a US-based company dedicated to playing an essential role in meeting the sustainability challenges of the global food supply chain and food security.

Sadot produces, connects and monitors global food supply chains from point of origination to point of consumption, for plant-based human and animal foods.

Sadot's team of seasoned professionals implement innovations and systems that serve as a bridge between rural farms and urban population centers globally, while spearheading commercial climate control initiatives throughout our network.

Fast Casual Restaurants

28 locations, 3 under construction, plus 49 franchise agreements sold, serving poke bowls, burritos, salads and boba tea.

16 locations serving "Healthier for you" options on everyday menu items and meal prep including burgers, wraps and salads.

Direct-to-Consumer (DTC) Food Pickup & Delivery

34 consumer pickup locations for pre-made healthy meal prep with 175+ breakfast, lunch, dinner and snacks meals to chose from.

Market Opportunity

Sustainable Food Supply Chain Solutions

- Global population growth to 9B will put food grain and staple farmers under enormous stress as they will have to sustainably increase production by at least 70% to feed the world[3]
- Food Security is a growing global concern that must be addressed by controlling the various parts of the food supply chain "from farm to the end consumer."

Fast Casual Restaurant Market[1]

- Emerging fresh and healthy menu options gaining market share
- Emergence of delivery and pickup creates new growth opportunities
- Fragmented markets ripe for consolidation and vertical integration


10.6% CAGR
$125.6 B
$209.1 B
2019
2027

DTC Food Pickup & Delivery[2]

- Busy lifestyles of working families and students driving market growth
- Reduces food waste, simplifies healthy eating and increases convenience
- Low-cost alternatives to junk food


12.0% CAGR
$8.7 B
$19.3 B
2022
2029

Sadot

Sustainable Evolution & Diversification Strategy

Sadot is a wholly owned subsidiary with the goal of creating a comprehensive, global food company that stretches from sustainable farming, agricultural commodity shipping and trading, distribution, production and ultimately reaches consumers through the restaurant, franchising and meal prep companies.

- Brings potential value to the existing business with the goal of owning and operating in different segments of the food chain
- Operates business taking into consideration the most pressing issues of our time: food security, climate and striving towards healthier nutrition
- Controlling the various aspects of the supply chain can create positive financial, environmental and social impact


Farming
Trade
Shipping & Logistics
Processing
B2B
B2C

Sadot & AGGIA Agreement

Formed new subsidiary, Sadot LLC, and a material agreement with AGGIA, an international consulting firm in November 2022

- Company believes the AGGIA agreement could have a significant impact on GRIL
- Agreement could lead to a change of control of the Board of Directors and significant issuance of common stock to AGGIA based on driving net income into Sadot LLC, GRIL new wholly owned subsidiary

AGGIA hired to perform the day-to-day operations of Sadot

- AGGIA senior executives have extensive backgrounds in food and agriculture supply chain industries
- Specific expertise in moving grains, wheat, soybeans and other food products worldwide via cargo ships
  - Typical ship contains 25,000 to 75,000 metric tons
  - Values range between $5 million to $40 million dollars per shipment

Future Plans

- Enter into farming and sustainable farm management to potentially increase margins and control the commodities at the most initial stage, as well as bring social and environmental value to local communities







AGGIA Key Deal Terms

- Pay for performance model: AGGIA only earns shares of common stock by delivering net income into Sadot
- AGGIA earns shares at a premium share price of $1.5625 per share
  - Can earn up to 14,424,275 shares
  - Equivalent to generating $22,537,929 of net income into Sadot
- AGGIA can nominate up to 8 new Board of Director representatives based on net income generated for Sadot
  - Potential change of control
    - ✓ 1 nomination upon signing agreement
    - ✓ 2 nominations at $3.3 million net income
    - 2 nominations at $6.6 million net income
    - 3 nominations at $9.9 million net income
- 3 of 8 new Board members have been nominated and added to GRIL Board based on Sadot performance through 12/31/22
  - Benjamin Petel
  - Hannah Oh
  - Ray Shankar
- Due to change of control options and significant share issuance based on performance, requires shareholder approval at special shareholder meeting (February 28, 2023)







Pokemoto

POKÉMOTO® Hawaiian Poké

Get in the Aloha State of Mind

Pokemoto brings international flavors and sustainable products to consumers in remote, rural areas

- Franchise and corporate owned model
- 28 locations open (13 corporate & 15 franchises)
- 49 franchise agreements sold but not yet open
- 3 corporate locations under construction
- Strategic focus on Pokemoto franchising
- Fully customizable menu options
- 40+ high quality items to choose from
  - Bowls
  - Burritos
  - Salads
  - Boba tea







Poke is a native Hawaiian cuisine made up with diced fresh fish served as an appetizer or main course. Modern twists include tofu, chicken, salmon, shrimp and sushi grade ahi-tuna with strong influences of Japanese and Korean cuisine. Think of it as deconstructed sushi that a consumer can customize into a bowl, salad or wrap every time.



Pokemoto Growth Strategy

POKÉMOTO® Hawaiian Poké

Expansion Through Franchising Model

Management team has extensive experience growing franchise concepts
- Sold and opened over 1,000 units per year for three consecutive years
- Ultimately expanded chain to over 5,000 units
- Experience in franchise chains such as Quiznos, Taco Bueno, Dickey's BBQ, Aspen Leaf Frozen Yogurt and Froyoworld

Hawaiian Poke is a fragmented market with multiple franchise concepts
- Largest has roughly 100 units
- Golden opportunity to become the nations largest Poke/Hawaiian franchisor

Multiple Long-Term Revenue Streams
- 10-year franchise agreement term, one 5-year renewal option
- Up to $25,000 initial franchise fee ($10,000 military veteran program)
- Up to 6% ongoing royalty (plus 1% additional marketing fee) paid on net sales
- Vendor rebates on select franchisee purchases

Pokemoto Advantages



- Poke is a trending concept, "Instagrammable" and a favorite among Millennials and Gen Z
- Low build out costs with typical range $122,500 - $299,900
- No grills, hood systems, fryers, etc.
- Lower labor costs - staff with limited employees
- Little training required as orders are custom made (customers instruct what they want on each item)
- No cooking & little prep work (prep veggies and sauces only)
- Small footprint (800-1,500sf) = lower rent
- Affordable technology package

Franchise Model Results

Franchises Available to Sell in 48 States

Open locations or coming soon to 16 states:
- 28 opened to date
- 13 corporate & 15 franchises



49 franchise locations still to open

3 corporate locations under construction
- 1 new Pokemoto
- 2 new Pokemoto/MMG combination locations

Converted one MMG location to a full Pokemoto location (Maryland)

Working on creating a combo location with both a Muscle Maker Grill restaurant and a Pokemoto restaurant sharing the same space but operating as two unique enterprises

Franchisee Investment Range

Items	Range	
Initial Franchise Fee	$10,000	to $25,000
Real Estate Lease (3 Months)	$7,500	to $22,500
Security Deposits	$3,000	to $8,500
Leasehold Improvements	$50,000	to $150,000
signage/furniture/equipment	$35,000	to $50,000
POS/Computer Systems	$1,200	to $2,400
Video Surveillance Systems	$1,000	to $4,000
Insurance	$1,000	to $2,400
Permits & Licenses	$300	to $600
Initial Inventory	$5,000	to $10,000
Travel for Training	$2,500	to $4,500
Professional Fees	$500	to $5,000
Grand Opening Marketing	$500	to $5,000
Additional Funds	$5,000	to $10,000
Total Investment	$122,500	to $299,900

Muscle Maker Grill

Great Food With Your Health In Mind®

Corporate owned & franchise model

Long-Term Revenue Streams: Up to 6% ongoing royalty (plus 1% additional marketing fee) paid on net sales

Items prepared fresh and made to order in full-service kitchen

“Healthier for you” Lean proteins, nutrient rich superfoods, and proprietary sauces options on wide everyday menu items

- Salads
- Bowls
- Wraps
- Grass-fed burgers
- Whole wheat pasta
- Flatbreads
- High protein smoothies/shakes

Meal Plans and Kits: Pickup or delivered to home or office


SALADS
BOWLS
WRAPS
BURGERS
MEAL PLANS
& KITS

Superfit Foods Pre-Made Meal Prep

Pre-Made Meal Prep

34 consumer pickup locations in Jacksonville, FL with branded coolers

- Represents less than 7% of the 500+ gyms or lifestyle centers in Jacksonville
- As pickup locations increase, exposure increases to highly targeted consumers with a healthy lifestyle
- Pickup is the differentiator compared to other meal prep companies avoiding shipping charges (keeps average cost per meal lower) while allowing consumer convenience as they pick up their meals during their daily fitness routines

Pre-made healthy meal prep with 175+ meals to choose from

Weekly subscription model with direct to home delivery options available

Fully refrigerated production facility

New Markets:

- Model can expand into current corporate location footprint utilizing existing infrastructure
- Expand into "off the beaten path" restaurant facility once capacity reached
- Low rent options
- No consumer interaction



Breakfast, Lunch, Dinner &Snacks

- Standard Lean Down
- Standard Sustain
- Build Up
- Keto
- Pescatarian
- Paleo
- Vegetarian

Locations

Currently Open & Coming Soon

POKÉMOTO Hawaiian Poké

Open

Berlin, CT
Colchester, CT
Fairfield, CT
Groton, CT
Guilford, CT
Hamden, CT
Middletown, CT
New Haven 1, CT
New Haven 2, CT
Nowalk, CT
Stamford, CT
Wallingford, CT
West Hartford, CT
Orange Park, FL
Wichita, KS
Franklin, MA
North Attleboro, MA
Northampton, MA
Fort Meade, MD
Oxford, MS
White Plains, NY
Tarrytown, NY
Philadelphia, PA
Gallatin, TN
Highland Village, TX
NOVA Alexandria, VA
NOVA Loudon, VA
NOVA Woodbridge, VA

Coming Soon

Pentaluma, CA
Danbury, CT
Ledyard, CT
Milford, CT
Mystic, CT
North Haven, CT
Shelton, CT
Collier County, FL
Lee County (2), FL
Winter Garden, FL
Augusta, GA
Wichita, KS
Amherst, MA
Hadley, MA
Middlesex County (8), MA
Seekonk, MA
Worcester County (7), MA
Jackson 2, MS
Hoboken, NJ
Old Bridge, NJ
Mamaroneck, NY
Allentown, PA
Philadelphia, PA
Rhode Island (5), RI
Carolina Forest, SC
Myrtle Beach, SC
Houston (3), TX
Fairfax, VA

Corporate Under Construction

Lawton, OK
Chelsea, NY
Jacksonville, FL

MUSCLE MAKER GRILL EST. 1995 "Great Food with Your Health in Mind"®

Open

San Francisco, CA
Fort Benning, GA
Greenville, NC
Clifton, NJ
Lodi, NJ
Turnersville, NJ
Bronx, NY
Chelsea, NY
Hells Kitchen, NY
Fort Sill, OK
Houston, TX
Houston Heights, TX
Fort Bliss, TX
Puyallup, WA
Kuwait 1, Kuwait
Kuwait 2, Kuwait

SUPERFIT FOODS YOUR MEAL PREP COMPANY

34 pickup locations
In Jacksonville, FL

Sadot Results & Financial Impact

Sadot revenue of $209.1 million in first 90 days of operation[2]

- 59 shipments
- 10 countries
- Commodities = food oils, white wheat, soybean meal and corn

Pro Forma Impact of Sadot performance on GRIL financials

- GRIL 9Mo 2022 total revenue: $8.7M
- Sadot revenue: 11/22: $54.2M, 12/22: $96.4M, 1/23: $58.5M
- Pro forma revenue: $159.3M
- Sadot January 2023 revenue $58.5 million

Margin improvement expected as more elements of the supply chain such as farming, shipping and processing and sustainable practices are added

The preliminary, unaudited financial results included in this investor deck are based on information available as of February 17, 2023, and management's initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company's customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in the Company's annual and quarterly filings with the Securities and Exchange Commission. Further, the Company's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.


Pro Forma Revenue
($ in millions)
GRIL1 Sadot2
$8.7
$54.2
($62.9 Total)
$96.4
($159.3 Total)
9Mo 2022
Nov 2022
Dec 2022

1. At September 30, 2022
2. First 90 days of Operation: November 2022 – January 2023

Management



Michael Roper

Chief Executive Officer

QUIZNOS

Taco Bueno



Kevin Mohan

Chairman &
Chief Investment Officer

ARH

NOBIS CAPITAL ADVISORS, INC.



Jennifer Black

Chief Financial Officer

OmniAmerican

ARM AG RESOURCE MANAGEMENT

EAGLE PRESSURE CONTROL



Kenn Miller

Chief Operating Officer

QUIZNOS

Taco Bueno

DICKEY'S BARBECUE PIT

ROCKY MOUNTAIN CHOCOLATE FACTORY



Aimee Infante

Chief Marketing Officer

QDOBA MEXICAN EATS

MUSCLE MAKER GRILL

SUPERFIT FOODS

POKÉMOTO Hawaiian Poké



Benjamin Petel

Sadot Managing Member Representative

sadot

Investment Highlights

- Strategically diversifying into a food-focused company delivering high-quality, healthy food to consumers through restaurant and DTC operations, and to manufacturers via an international commodity shipping, sourcing and farming business
- “Healthier for You” Pokemoto, Muscle Maker Grill, and SuperFit Foods brands capitalizing on healthier food trends and time saving meal prep for consumers
- Pokemoto expansion accelerating, reaching 28 locations opened and 49 franchise agreements signed
- Sadot focused on international commodity shipping crossed $200M revenue milestone in first 90 days of operation
  - Creating value by generating considerable revenues, net profits and enhancing the group's presence in the global food and nutrition supply chains.
  - Expect to enter into sourcing, farming, shipping, sustainability and processing of Agri-commodities such as soy meal, corn, wheat, food oils, etc.
- Management team has extensive experience in the food industry, growing franchise concepts, and food and agriculture supply chains



Contact

Investor Relations
IR@musclemakergrill.com

musclemakergrill.com

GRIL
The Muscle Maker, Inc. Family of Companies

NASDAQ: GRIL

High-Quality, Healthy Food for Consumers & Manufacturers

sadot

POKÉMOTO
Hawaiian Poké

EST. 1995
MUSCLE MAKER GRILL
"Great Food with Your Health in Mind"

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

APPENDIX

NASDAQ: GRIL

Investor Presentation
February 2023

Select Financials

- 9Mo 2022 total company revenue increased 17.7%
- 9Mo 2022 operating profits, as a percentage of total revenue, improved 8%, even with inflationary pressures
- Improvement in operating metrics and continued focus on reducing total expenses (-38%) in 9Mo 2022
- Maintaining strong cash position

($ in millions)	Q3 2022	Q3 2021	9Mo 2022	9Mo 2021
Revenue	$2.8	$3.3	$8.7	$7.4
Total Costs & Expenses	$4.8	$4.9	$14.4	$15.0
Net Loss	$1.9	$0.4	$5.6	$5.3


9 Month Revenue
($ in millions)
$8.7
17.7%
$7.4
9Mo 2021
9Mo 2022

Restaurant Divisions Key Metric Performance

Key performance metrics improving, costs down overall, food/paper costs virtually flat


Labor Expense %
45.00%
40.00%
35.00%
30.00%
2021 YTD Q3
2022 YTD Q3

Labor expense %
reduced by: - 6.03%


Food/Paper Cost Expense %
38.10%
37.95%
37.80%
37.65%
2021 YTD Q3
2022 YTD Q3

Food/Paper expense %
increased by: +0.13%


Other Operating Expense %
27.00%
26.00%
25.00%
24.00%
23.00%
22.00%
2021 YTD Q3
2022 YTD Q3

Other operating expense %
reduced by: – 2.31%


Rent Expense %
14.00%
13.00%
12.00%
11.00%
10.00%
2021 YTD Q3
2022 YTD Q3

Rent expense %
reduced by: - 2.01%


SG&A Expense %
100.00%
50.00%
0.00%
2021 YTD Q3
2022 YTD Q3

SG&A expense %
reduced by: - 40.02%


Total Expenses %
300.00%
200.00%
100.00%
0.00%
2021 YTD Q3
2022 YTD Q3

Total expenses %
reduced by: - 38.18%